UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

000-51026

(Commission File Number)

Delaware	77-0466789
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6409 Guadalupe Mines Road, San Jose, CA 95120

(Address of principal executive offices, including zip code)

(408) 826-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective as of December 18, 2009, Adriana Chiocchi, the Company’s Senior Vice President, Chief Legal Officer and Corporate Secretary, resigned all her positions with the Company. She has agreed to provide consulting services to the Company through June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 24, 2009	/s/ C. RICHARD NEELY, JR
C. Richard Neely, Jr.
Chief Financial Officer
(Principal Financial and Accounting Officer and Duly Authorized Officer)